Earnings / (Loss) per share	12 Months Ended
Dec. 31, 2015
Earnings / Loss per Share [Abstract]
Earnings / Loss per Share:
14.      Earnings / (Loss) per share:
All shares issued (including the restricted shares issued under the Company's equity incentive plan) are the Company's common stock and have equal rights to vote and participate in dividends. The restricted shares issued under the Company's equity incentive plans are subject to forfeiture provisions set forth in the applicable award agreement. The calculation of basic earnings per share does not consider the non-vested shares as outstanding until the time-based vesting restriction has lapsed. For the years ended December 31, 2014 and 2015, during which the Company incurred losses, the effect of 394,167 and 676,150 non-vested shares, respectively, as well as the effect of 521,250 non vested share options as of December 31, 2015, would be anti-dilutive, and “Basic loss per share” equals “Diluted loss per share”. The weighted average diluted common shares outstanding for the year ended December 31, 2013 included the effect of 65,045 incremental shares assumed to be issued under the treasury stock method, excluding 3,404 incremental shares due to their anti-dilutive effect.
The Company calculates basic and diluted losses per share as follows:

	2013	2014	2015
Income / (Loss):
Net income / (loss)	$1,850	$(11,723)	$(458,177)

Basic earnings / (loss) per share:
Weighted average common shares outstanding, basic	14,051,344	58,441,193	195,623,363
Basic earnings / (loss) per share	$0.13	$(0.20)	$(2.34)

Effect of dilutive securities:
Dillutive effect of non vested shares	65,045	-	-
Weighted average common shares outstanding, diluted	14,116,389	58,441,193	195,623,363

Diluted earnings / (loss) per share	$0.13	$(0.20)	$(2.34)